Exhibit 10.26
SIXTH AMENDMENT TO
CREDIT AGREEMENT
     This Sixth Amendment to Credit Agreement (this “Amendment”), dated as of June 11, 2009, is by and among SOFTBRANDS, INC., a Delaware corporation (the “Parent”), the subsidiaries of Parent identified on the signature pages hereto (collectively, with the Parent, the “Borrowers” and individually, a “Borrower”), WELLS FARGO FOOTHILL, INC., a California corporation, as Administrative Agent (the “Agent”) and each of the lenders parties hereto (the “Lenders”).
R E C I T A L S
     A. The Borrowers, the Agent and the Lenders are parties to that certain Credit Agreement dated as of August 14, 2006 (as amended, the “Original Credit Agreement”).
     B. The parties hereto desire to further amend the Original Credit Agreement (as the Original Credit Agreement is amended by this Amendment, and as the Original Credit Agreement may be further amended, modified or restated from time, collectively the “Credit Agreement”) as provided herein.
     NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration (the receipt, sufficiency and adequacy of which are hereby acknowledged), the parties hereto (intending to be legally bound) hereby agree as follows:
          1. Definitions. Terms capitalized herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.
          2. Amendment to Credit Agreement. Subject to the terms and conditions contained herein, the parties hereto hereby amend the Credit Agreement as follows:
          (a) Section 6.16(a) of the Credit Agreement is hereby amended and restated as follows:
     (a) Minimum EBITDA. Fail to achieve EBITDA, measured on a quarter-end basis, of at least the required amount set forth in the following table for the applicable period set forth opposite thereto:

Applicable Amount	Applicable Period
$1,273,000	For the 3 month period ending December 31, 2006
$2,930,000	For the 6 month period ending March 31, 2007
$5,117,000	For the 9 month period ending June 30, 2007

Applicable Amount	Applicable Period
$8,027,000	For the 12 month period ending September 30, 2007
$7,400,000	For the 12 month period ending December 31, 2007
$8,000,000	For the 12 month period ending March 31, 2008
$11,200,000	For the 12 month period ending June 30, 2008
$11,750,000	For the 12 month period ending September 30, 2008
$12,000,000	For the 12 month period ending December 31, 2008
$12,000,000	For the 12 month period ending March 31, 2009
$10,750,000	For the 12 month period ending June 30, 2009
$12,000,000	For the 12 month period ending September 30, 2009 and each quarter thereafter
          3. Conditions Precedent. The amendment contained in Section 2 above is subject to, and contingent upon, the prior or contemporaneous satisfaction of each of the following conditions precedent, each in form and substance satisfactory to the Agent:
          (a) The Borrowers, the Agent and the Lenders shall have executed and delivered to each other this Amendment; and
          (b) The Borrowers shall have satisfied any other conditions of the Agent required in connection with this Amendment.
          4. Reference to and Effect on the Credit Agreement. Except as expressly provided herein, the Credit Agreement and all of the Loan Documents shall remain unmodified and continue in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of: (a) any right, power or remedy of the Agent or the Lenders under the Credit Agreement or any of the Loan Documents, or (b) any Default or Event of Default under the Credit Agreement or any of the Loan Documents.

          5. Representations and Warranties of the Borrowers. Each of the Borrowers hereby represents and warrants to the Agent and the Lenders, which representations and warranties shall survive the execution and delivery of this Amendment, that on and as of the date hereof and after giving effect to this Amendment:
          (a) As to each Borrower, the execution, delivery, and performance by such Borrower of this Amendment have been duly authorized by all necessary action on the part of such Borrower.
          (b) As to each Borrower, the execution, delivery, and performance by such Borrower of this Amendment does not and will not (i) violate any provision of federal, state, or local law or regulation applicable to any Borrower, the Governing Documents of any Borrower, or any order, judgment, or decree of any court or other Governmental Authority binding on any Borrower, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of any Borrower, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of Borrower, other than Permitted Liens, or (iv) require any approval of any Borrower’s interest holders or any approval or consent of any Person under any material contractual obligation of any Borrower, other than consents or approvals that have been obtained and that are still in force and effect.
          (c) As to each Borrower, this Amendment and all other documents contemplated hereby, when executed and delivered by such Borrower will be the legally valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.
          (d) The representations and warranties of each of the Borrowers set forth in the Credit Agreement and in the Loan Documents to which it is a party are true, correct and complete on and as of the date hereof; provided that the references to the Credit Agreement therein shall be deemed to include the Credit Agreement as amended by this Amendment.
          (e) Each of the Borrowers acknowledges that the Agent and each Lender is specifically relying upon the representations, warranties and agreements contained in this Amendment and that such representations, warranties and agreements constitute a material inducement to the Agent and each Lender in entering into this Amendment.
     6. Reference to Credit Agreement; No Waiver.
     6.1 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Credit Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby. The term “Loan Documents” as defined in Schedule 1.1 of the

Credit Agreement shall include (in addition to the Loan Documents described in the Credit Agreement) this Amendment and any other agreements, instruments or other documents executed in connection herewith.
     6.2 The Agent’s and a Lender’s failure, at any time or times hereafter, to require strict performance by the Borrowers of any provision or term of the Credit Agreement, this Amendment or the other Loan Documents shall not waive, affect or diminish any right of the Agent or a Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver by the Agent or a Lender of a breach of this Amendment or any Event of Default under the Credit Agreement shall not, except as expressly set forth herein, suspend, waive or affect any other breach of this Amendment or any Event of Default under the Credit Agreement, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants and representations of any Borrower contained in this Amendment, shall be deemed to have been suspended or waived by the Agent or a Lender unless such suspension or waiver is: (i) in writing and signed by the Agent and each Lender and (ii) delivered to the Borrower. In no event shall the Agent’s and each Lender’s execution and delivery of this Amendment establish a course of dealing among the Agent, each Lender, the Borrowers, or any other obligor or in any other way obligate the Agent or each Lender to hereafter provide any amendments or waivers with respect to the Credit Agreement. The terms and provisions of this Amendment shall be limited precisely as written and shall not be deemed: (A) to be a consent to a modification, amendment or waiver of any other term or condition of the Credit Agreement or of any other Loan Documents, or (B) to prejudice any right or remedy that the Agent or each Lender may now have under or in connection with the Credit Agreement or any of the other Loan Documents.
          7. Successors and Assigns; Amendment. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, no Borrower may assign this Amendment or any of its respective rights hereunder without the Agent’s and each Lender’s prior written consent. Any prohibited assignment of this Amendment shall be absolutely null and void. This Amendment may only be amended or modified by a writing signed by the Agent, each Lender and the Borrowers.
          8. Severability; Construction. Wherever possible, each provision of this Amendment shall be interpreted in such a manner so as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law, such provision or provisions shall be ineffective only to the extent of such provision and invalidity, without invalidating the remainder of this Amendment. Neither this Amendment nor any uncertainty or ambiguity herein shall be construed or resolved against Agent or each Lender, whether under any rule of construction or otherwise. On the contrary, this Amendment has been reviewed by all parties hereto and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto.

          9. Counterparts; Facsimile. This Amendment may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile shall also deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability or binding effect of this Amendment.
          10. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.
          (a) THE VALIDITY OF THIS AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.
          (b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AMENDMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF COOK, STATE OF ILLINOIS, PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY BORROWER COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH BORROWERS COLLATERAL OR OTHER PROPERTY MAY BE FOUND. BORROWER, AGENT AND THE LENDERS WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 11(b).
          (c) BORROWERS, AGENT AND THE LENDERS HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. BORROWERS, AGENT AND THE LENDERS REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AMENDMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[Signature pages follow.]

     IN WITNESS WHEREOF, the undersigned have caused this Sixth Amendment to be duly executed and delivered as of the date first above written.

SoftBrands, Inc.
a Delaware corporation, as a Borrower

By:
Title:

SoftBrands Manufacturing, Inc.
a Minnesota corporation, as a Borrower

By:
Title:

SoftBrands International, Inc.
a Delaware corporation, as a Borrower

By:
Title:

SoftBrands Licensing, Inc.
a Delaware corporation, as a Borrower

By:
Its:

MAI Systems Corporation
a Delaware corporation, as a Borrower

By:
Its:

Hotel Information Systems, Inc.
a Delaware corporation, as a Borrower

By:
Its:

CLS Software International, Inc.
a California corporation, as a Borrower

By:
Its:

Wells Fargo Foothill, Inc.
a California corporation, as Agent and a Lender

By:
Its:

Schedule A-1
Agent’s Account
     An account at a bank designated by Agent from time to time as the account into which Administrative Borrower shall make all payments to Agent under this Agreement and the other Loan Documents; unless and until Agent notifies Administrative Borrower to the contrary, Agent’s Account shall be that certain deposit account bearing account number 4121345094 and maintained by Lender with Wells Fargo Bank, San Francisco, California, ABA #121-000-248.